Accel Entertainment Announces Closing of $900 Million Senior Secured Credit Facility

CHICAGO, October 25, 2021--(BUSINESS WIRE)--Accel Entertainment, Inc. (NYSE: ACEL) (“Accel”), a leading distributed gaming operator in the U.S., today announced that it has amended its existing senior secured credit facility (“Amended Credit Facility”) to increase its borrowing capacity from $438 million to $900 million with a new five year term. The Amended Credit Facility consists of a $150 million Revolving Credit Facility, a $350 million Term Loan A and a $400 million Delayed Draw Term Loan. The interest rate and covenants remain unchanged.
Accel Entertainment CEO Andy Rubenstein commented, “We are pleased to announce the successful completion of this amended credit facility and thank our existing and new high-caliber banking partners for their ongoing support and confidence in our future performance. The amended credit facility provides us with greater financial flexibility and liquidity as we execute against our strategic priorities and continue to explore growth opportunities that align with our asset-light and hyper-local business model.”
The Credit Facility is made up of a syndicated group of banks. Capital One, N.A., CIBC Bank USA, Fifth Third Bank, N.A. and J.P. Morgan Chase Bank, N.A. were Joint Lead Arrangers and Book Runners for the Credit Facility. Capital One, N.A. also acted as the Administrative Agent and U.S. Bank, N.A. served as Co-Documentation Agent.
About Accel
Accel is a leading distributed gaming operator in the United States on an Adjusted EBITDA basis, and a preferred partner for local business owners in the Illinois market. Accel’s business consists of the installation, maintenance and operation of VGTs, redemption devices that disburse winnings and contain ATM functionality, and other amusement devices in authorized non-casino locations such as restaurants, bars, taverns, convenience stores, liquor stores, truck stops, and grocery stores.
Cautionary Note Regarding Forward-Looking Statements
This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “will,” “believe,” “estimate,” “expect,” “intend,” “target,” “plan,” “outlook,” “addition,” “look forward, “seek,” “continue” and similar expressions and negatives thereof, as they relate to us, our management team, Century or the contemplated transaction or its anticipated effects or benefits, are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current reasonable expectations and beliefs of management. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results performance and achievements, or industry results, to differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Accel’s filings with the Securities and Exchange Commission (“SEC”).
Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Accel. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results or benefits expressed in this press releases or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements.